UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 2, 2018
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity: 0001594100
COMM 2014-CCRE14 Mortgage Trust
(Exact name of issuing entity)

Central Index Key Number of the sponsor: 0001541294
German American Capital Corporation
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001542256
Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001558761
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor: 0001555501
Liberty Island Group I LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the registrant: 0001013454
Deutsche Mortgage & Asset Receiving Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-184376-11
(Commission File Number)

46-4554247
46-4678362
46-7300840
(I.R.S. Employer Identification No.)

c/o Deutsche Bank Trust Company Americas
as Certificate Administrator
1761 East St. Andrew Place
Santa Ana, CA 92705
(Address of principal executive offices of registrant)

(212) 250-2500
Registrant's telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 6.02. Change of Servicer or Trustee.
On January 22, 2014, Deutsche Mortgage & Asset Receiving Corporation (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2014
(the "Pooling and Servicing Agreement"), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer
("Rialto"), U.S. Bank National Association, as trustee, Deutsche Bank Trust Company Americas, as certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as Operating Advisor, of COMM 2014-CCRE14 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the "Certificates").

The Certificates represent, in the aggregate, the entire beneficial ownership in COMM 2014-CCRE14 Mortgage Trust (the "Issuing Entity"), a common law trust fund formed under the laws of the
State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 59 fixed-rate mortgage loans (the "Mortgage Loans") secured by first liens on 87 commercial, multifamily and manufactured housing community properties.

The Mortgage Loan identified as "Saint Louis Galleria" on Exhibit B to the Pooling and Servicing Agreement (the "Saint Louis Galleria Mortgage Loan"), which is an asset of the Issuing Entity, is part of a loan combination (the "Saint Louis Galleria Loan Combination") that includes the Saint Louis Galleria Mortgage Loan and one other pari passu loan which is not an asset of the
Issuing Entity (the "Saint Louis Galleria Companion Loan").

The Mortgage Loan identified as "Kalahari Resort and Convention Center" on Exhibit B to the Pooling and Servicing Agreement (the "Kalahari Resort and Convention Center Mortgage Loan"), which is an asset of the Issuing Entity, is part of a loan combination (the "Kalahari Resort and Convention Center Loan Combination") that includes the Saint Louis Galleria Mortgage Loan and one other pari passu loan which is not an asset of the Issuing Entity (the "Kalahari Resort and Convention Center Companion Loan").

Each of the Saint Louis Galleria Loan Combination, including the Saint Louis Galleria Mortgage Loan, and the Kalahari Resort and Convention Center Loan Combination, including the Kalahari
Resort and Convention Center Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of December 1, 2013 (the "COMM 2013-CCRE13 PSA"), by and
among Deutsche Mortgage & Asset Receiving Corporation, as Depositor, Wells Fargo Bank, National Association, as Master Servicer and as Special Servicer  ("Wells Fargo"), U.S. Bank National
Association, as Trustee, Deutsche Bank Trust Company Americas, as Certificate Administrator, Paying Agent and Custodian, and Situs Holdings, LLC, as Operating Advisor, relating to the
COMM 2013-CCRE13 Mortgage Trust securitization transaction into which each of the Saint Louis Galleria Companion Loan and the Kalahari Resort and Convention Center Companion Loan was deposited.
The Saint Louis Galleria Mortgage Loan represents 6.9% of the outstanding pool balance of the Issuing Entity as of the cut-off date, and the Kalahari Resort and Convention Center Mortgage Loan
represents 2.2% of the outstanding pool balance of the Issuing Entity as of the cut-off date.

Pursuant to Section 3.22 of the COMM 2013-CCRE13 PSA, the Directing Holder has the right, at any time prior to the occurrence and continuance of a Control Termination Event (or if a Control
Termination Event has occurred but is no longer continuing), to terminate the existing special servicer, with or without cause, and to appoint a successor special servicer under the
COMM 2013-CCRE13 PSA.

Waterfall Asset Management, LLC, as the current Directing Holder terminated Wells Fargo, as special servicer under the COMM 2013-CCRE13 PSA and appointed LNR Partners, LLC ("LNR Partners") as the successor special servicer under the COMM 2013-CCRE13 PSA, effective as of November 2, 2018.  Capitalized terms that are used but not defined herein have the respective meanings assigned to them in the COMM 2013-CCRE13 PSA.

Effective as of November 2, 2018, the mortgage loans securitized in the COMM 2013-CCRE13 Mortgage Trust transaction (other than with respect to any Non-Serviced Mortgage Loan and, prior to
November 19, 2018, the mortgage loan identified as Abbotts Square on the Mortgage Loan Schedule (the "Abbotts Square Mortgage Loan")) will be specially serviced, if necessary, pursuant to the
COMM 2013-CCRE13 PSA by LNR Partners.  The Abbotts Square Mortgage Loan is expected to be specially serviced, if necessary, pursuant to the COMM 2013-CCRE13 PSA by LNR Partners effective as of
November 19, 2018.  The Abbotts Square Mortgage Loan constituted approximately 2.2% of the asset pool of the COMM 2013-CCRE13 Mortgage Trust as of its cut-off date.

A description of additional material terms of the COMM 2013-CCRE13 PSA regarding the role of the special servicer, including limitations on the special servicer's liability under the
COMM 2013-CCRE13 PSA and terms regarding the special servicer's removal, replacement, resignation or transfer, is included in the Prospectus Supplement filed by COMM 2013-CCRE13 Mortgage
Trust on December 19, 2013 and filed with the Securities and Exchange Commission (SEC File Number 333-184376-10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION
(Registrant)

Date:    November 7, 2018

/s/ Natalie Grainger
Name:  Natalie Grainger
Title: Director

/s/ Matt Smith
Name:  Matt Smith
Title: Director